THIRD QUARTER EARNINGS CALL PRESENTATION November 4 th , 2009 Exhibit 99.1

RELATED TO FORWARD-LOOKING STATEMENTS
Certain items in this presentation and in today’s discussion, including matters relating to revenue, net income, cash earnings and cash earnings per diluted share, and percentages or calculations using these measures, acquisitions, capital structure or growth rates and other financial measurements and non-financial statements in future periods, constitute forward-looking statements.  These forward-looking statements are based on management's current views with respect to future results and are subject to risks and uncertainties. These statements are not guarantees of future performance.
Actual results may differ materially from those contemplated by forward-looking statements.  National Financial Partners Corp. (“NFP” or the “Company”) refers you to its filings with the SEC, including its Annual Report on Form 10-K for the year ended
December 31, 2008, filed on February 13, 2009, and as updated by its Current Report on
Form 8-K, filed with the SEC on August 21, 2009,  for additional discussion of these risks and uncertainties as well as a cautionary statement regarding forward-looking statements.  Forward-looking statements made during this presentation speak only as of today's date.  NFP expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

RELATED TO NON-GAAP FINANCIAL INFORMATION
The Company analyzes its performance using historical and forward-looking non-
GAAP measures called cash earnings and cash earnings per diluted share and percentages or calculations using these measures.  The Company believes these non-
GAAP measures provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent under GAAP.  Cash earnings is defined as net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets and the after-tax impact of non-cash interest expense.
Cash earnings and cash earnings per diluted share should not be viewed as substitutes for net income and net income per diluted share, respectively.  A full reconciliation of these non-GAAP measures to their GAAP counterparts is provided in the Company’s quarterly financial supplement for the quarter ended September 30,
2009, which is available on the Investor Relations section of the Company’s Web site at
www.nfp.com.

RECONCILIATION: NET INCOME TO CASH EARNINGS
(Dollars in thousands, except per share data)
$1.67 $1.75 $0.61 $0.56 Cash earnings per share - diluted (2)(4)
0.42 — — —
Impact of diluted shares on cash earnings not reflected in GAAP net loss per share -
diluted (3)
0.12 0.11 0.05 0.04 Non-cash interest, net of tax (1)
(2.11) (0.06) (0.01) (0.02) Tax benefit of impairment of goodwill and intangible assets
14.45 0.25 0.05 0.13 Impairment of goodwill and intangible assets
0.25 0.24 0.08 0.08 Depreciation
0.65 0.71 0.21 0.24 Amortization of intangibles
$(12.11) $0.51 $0.24 $0.08 GAAP net income (loss) per share - diluted (1)
$70,907 $72,138 $26,417 $22,869 Cash earnings (2)
5,255 4,632 1,966 1,644 Non-cash interest, net of tax (1)
(89,475) (2,663) (427) (874) Tax benefit of impairment of goodwill and intangible assets
612,234 10,226 2,002 5,198 Impairment of goodwill and intangible assets
10,385 9,706 3,361 3,497 Depreciation
27,745 29,323 8,975 9,907 Amortization of intangibles
$(495,237) $20,914 $10,540 $3,497 GAAP net income (loss) (1)
9 mos. ’09 9 mos. ’08 Q3 2009 Q3 2008
(1) Prior periods presented have been retrospectively adjusted for the adoption of new guidance related to the accounting for convertible debt on January 1, 2009.
(2) As of the first quarter of 2009, the Company modified its definition of cash earnings, a non-GAAP measure, to adjust cash earnings for the after-tax impact of non-cash interest expense. Prior periods have been modified on a comparable basis. All of NFP's non-cash interest expense related to the adoption of new guidance related to the accounting for convertible debt on January 1, 2009. Cash earnings is now defined as net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets and the after-tax impact of non-cash interest expense.
(3)  For periods where the Company generated a GAAP net loss, weighted average common shares outstanding - diluted was used to calculate cash earnings per share - diluted only.
To calculate GAAP net loss per share, weighted average common shares outstanding - diluted is the same as weighted average common shares outstanding - basic due to the antidilutive effects of other items caused by a GAAP net loss position.
(4)  The sum of the per-share components of cash earnings per share - diluted may not agree to cash earnings per share - diluted due to rounding. Excluding the impact on cash earnings per share - diluted of $0.03 from the settlement of an NFP-owned key man life insurance policy, cash earnings per share - diluted would be $0.58 for the three months ended September 30, 2009.

5 NFP: THIRD QUARTER EARNINGS CONFERENCE CALL JESSICA BIBLIOWICZ Chief Executive Officer

Q3 2009 HIGHLIGHTS: EXECUTING ON KEY 2009 INITIATIVES
Solid gross margin percentage improvement
19.1% in Q3 2009 vs. 17.5% in Q3 2008
Cash flow from operations increase of 40% compared with Q3
2008
Operating expenses declined 14.0% compared with Q3 2008
General & administrative expense declined 21.7% compared
with Q3 2008
Significant reduction in credit facility outstanding: $83 million pay down year-to-date
January 1, 2009 balance: $148 million
June 30, 2009 balance: $115 million
October 31, 2009 balance: $65 million

THIRD QUARTER 2009 HIGHLIGHTS
Improvement in net income and cash earnings per share from
prior year period
Net income per share of $0.24 in Q3 2009 vs. $0.08 in Q3 2009
Normalized cash earnings per share of $0.58 in Q3 2009 vs. $0.56 in Q3 2008
Excludes $0.03 benefit from settlement of an NFP-owned key man life insurance policy in Q3 2009
Total gross margin declined 9.7% from prior year period
Organic revenue improvement in sequential quarters
Total organic revenue change improved to -16.3% in Q3 2009 from
-21.9% in Q2 2009
Retail life insurance organic revenue change improved to -23% in
Q3 2009 from -53% in Q2 2009
Group benefits, NFP’s largest product line, experienced an
organic revenue decline of 6% from the prior year period

FIRM PERFORMANCE RELATIVE TO BASE & TARGET
(only includes firms that were part of NFP for more than 12 months)
* Trailing twelve months
Performance Relative to Base & Target
23%
21%
56%
65%
25%
32%
43%
59%
0%
15%
30%
45%
60%
75%
Base Deficit Gap Bonus Within 85%
or above
Target
Q3 2008 Q3 2009

BUSINESS MIX
Note: A firm is considered within a product line if at least 70% of its total trailing four full quarters revenue is derived from that product. Firms that did not have at least 70% of their revenue derived from any one of the four categories are excluded. These calculations exclude NFP Insurance
Services, Inc. (“NFPISI”), a licensed insurance agency and marketing organization, NFP Securities, Inc., (“NFPSI”), a registered broker-dealer, and intercompany eliminations.
Retail Life Insurance
Life Insurance Brokerage
Benefits
Financial Advisory
Q3'08 Firm Revenue by Product
21%
28%
10%
41%
YTD'09 Firm Revenue by Product
24%
54%
9%
13%
YTD'08 Firm Revenue by Product
21%
28%
10%
41%
Q3'09 Firm Revenue by Product
24%
51%
10%
15%
THIRD QUARTER & YTD 2009 BUSINESS MIX

10 NFP: THIRD QUARTER EARNINGS CONFERENCE CALL DONNA BLANK Chief Financial Officer

SOLID CASH FLOW
Operating cash flow is up 40% from prior year period and has more than doubled year-to-date
Note: Q1 ’08 and YTD ’08 are adjusted for the exclusion of a $14.4 million outflow for the purchase of an increased economic ownership percentage of an existing firm in the first quarter of 2008.  The purchase increased NFP’s base acquired from an economic perspective but was included in operating cash flow for accounting purposes.
Operating Cash Flow
-$44.4
$47.1
$36.0
$38.7
$50.4
$83.0
-$1.6
$34.1
-$45
-$25
-$5
$15
$35
$55
$75
$95
Q1 '08 Q2 '08 Q3 '08 YTD
'08
Q1 '09 Q2 '09 Q3 '09 YTD
'09

(dollars in millions)
Q1 '08
Q2 '08
Q3 '08
Q4 '08
Q1 '09
Q2 '09
Q3 '09
10/31/2009

12 CREDIT FACILITY Consolidated leverage ratio of 2.2x at the end of the third quarter $169 $173 $148 $148 $65 $174 $75 $115 $0 $50 $100 $150 $200 Total Credit Facility Outstanding

IMPROVING GROSS MARGIN PERCENTAGE
Variable components of cost structure & operating expense decline drove the increase in gross margin %
17.5%
19.1%
37.0%
38.3%
45.5%
42.6%
0%
20%
40%
60%
80%
100%
Q3 2008 Q3 2009
Operating Expenses
Gross Margin
Variable Costs (Commission
Expense & Management Fees)
Components of Revenue

MANAGEMENT FEE STRUCTURE
-40%
-30%
-20%
-10%
0%
10%
20%
30%
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009
Gross Margin
Income Before Mgmt.
Fees
Management Fees
(paid to firm principal)
Management fees
declined faster
than gross margin
in recent quarters
Downside Protection
Example: As Performance of Firms Increases Above
Base, Management Fee % Increases
Q1 Q2 Q3 Q4 Full Year
Current Period Base 25 $          25 $          25 $          25 $          100 $
Cumulative Base 25 50 75 100 100
Current Period Target 50 50 50 50 200
Cumulative Target 50 $          100 $        150 $        200 $        200 $
Current Period Income Before Mgmt. Fee 20 $          25 $          30 $          125 $        200 $
Cumulative Income Before Mgmt. Fee 20 $          45 $          75 $          200 $        200 $
Management Fee - $        - $        - $        100 $        100 $
Management Fee % (Management Fee as % of
Current Period Income Before Mgmt. Fee)
0% 0% 0% 80% 50%

Q3 2009 OPERATING LEVERAGE
(1) Operating margin is gross margin less general and administrative expense
Operating margin decline of 4% vs. revenue decline of 17%
-30%
-20%
-10%
0%
Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009
Revenue
Gross Margin
Operating Margin
(1)
% Change in Key Metrics

16 NFP: THIRD QUARTER EARNINGS CONFERENCE CALL DOUG HAMMOND Chief Operating Officer

STRONG PROGRESS IN REDUCING EXPENSES
-15%
-5%
5%
15%
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009
Total Operating Expenses Organic Operating Expenses
Percentage Growth/Decline in Operating Expenses vs. Prior Year Period

OPERATING EXPENSE DECLINE
($7.3)
($5.3)
($1.7)
-$15.0
-$10.0
-$5.0
$0.0
Q3 2009
($16.5)
($3.4)
($12.1)
-$35.0
-$30.0
-$25.0
-$20.0
-$15.0
-$10.0
-$5.0
$0.0
YTD 2009
($14.3)
($32.0)
Half of operating expense cuts were at organic firms
(1) Includes NFPISI, NFPSI and intercompany eliminations
(1)
Sales of All or Portion
of Firms
Other
Organic Expense
Decline
Components of Operating Expense Decline

RESTRUCTURED PRINCIPAL INCENTIVE PLAN
1.
Individual Firm Annual Cash Component
To receive a payment firms must:
1.
Perform in excess of Target earnings under each firm’s management agreement
2.
Have earnings that exceed a revised earnings benchmark
Incentive plan does not impact NFP’s priority position
2.
Long-term Equity Component
Equity grant to firm principals
1.6 million shares to be granted to principals in Q4 2009
Cliff vest 3 years from date of grant

20 NFP: THIRD QUARTER EARNINGS CONFERENCE CALL REVENUE BY PRODUCT PERFORMANCE Appendix

Q3 2009: REVENUE BY PRODUCT PERFORMANCE
-23%
-24%
-60%
-48%
-18%
-26%
Retail Life Insurance Life Brokerage Settlements Brokerage
Organic Revenue Organic Net Revenue
-6%
-7%
-9%
-22%
-6%
-3%
-9%
-13%
Group Benefits Executive Benefits Financial Advisory Diversified
Non-Life Insurance
Life Insurance
Organic Revenue & Net Revenue Growth By Product: Q3 2009
vs. Q3 2008
Note: A firm is considered within a product line if at least 70% of its total trailing four full quarters revenue is derived from that product.  Firms that did not have at least 70% of their revenue derived from any one of the six categories are considered diversified.  These calculations exclude intercompany eliminations.  Net revenue is revenue less commissions and fees expense paid to third parties.

YTD 2009: REVENUE BY PRODUCT PERFORMANCE
-3%
-13%
-19%
-20%
-3%
-11%
-20%
-16%
Group Benefits Executive Benefits Financial Advisory Diversified
Non-Life Insurance
Life Insurance
Note: A firm is considered within a product line if at least 70% of its total trailing four full quarters revenue is derived from that product. Firms that did not have at least 70% of their revenue derived from any one of the six categories are considered diversified.  These calculations exclude intercompany eliminations.  Net revenue is revenue less commissions and fees expense paid to third parties.
Organic Revenue & Net Revenue Growth By Product: YTD 2009 vs. YTD 2008
-39%
-26%
-63%
-56%
-18%
-36%
Retail Life Insurance Life Brokerage Settlements Brokerage
Organic Revenue Organic Net Revenue